INTEREST EXPENSE, NET - Company earned interest income and incurred interest expense (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Interest income
Bank and other cash	$ (74,081)	$ 55,649
Total interest income	(74,081)	55,649
Interest expense/finance costs
Lease liabilities	131,291	131,291
Other interest paid - loans	103,357	455,394
Amortization of debt discount	140,837	322,947
Total interest expense/ finance costs	375,485	909,632
Total interest (expense), net	$ (449,566)	$ (853,983)